EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of AMCO Transport Holdings, Inc., (the "Company") certifies that the quarterly report on Form 10-QSB of the Company for the period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2005

                                                     /s/ Shu Keung Chui
                                                     ---------------------------
                                                     Shu Keung Chui
                                                     Chief Financial Officer

                                                     /s/ Cheng Chen
                                                     ---------------------------
                                                     Cheng Chen
                                                     Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to AMCO Transport Holdings, Inc. and will be retained by AMCO Transport Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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